================================================================================

                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                            ----------------------


                                   FORM 8-K


                                CURRENT REPORT,
                      PURSUANT TO SECTION 13 OR 15(d) OF
                      THE SECURITIES EXCHANGE ACT OF 1934


                        DATE OF REPORT - July 31, 1998
                       (Date of Earliest Event Reported)


                             STERLING VISION, INC.
              (Exact Name of Registrant as Specified in Charter)




          New York                                 1-14128                              11-3096941
(State or Other Jurisdiction              (Commission File Number)                   (I.R.S. Employer
     of Incorporation)                                                              Identification No.)


                            1500 Hempstead Turnpike
                          East Meadow, New York 11554
                   (Address of Principal Executive Offices)


                                (516) 390-2100
             (Registrant's telephone number, including area code)

================================================================================
                                       1

Item 5.  Other Events:
                  On April 1, 1997, Sterling Vision, Inc. ("SVI") acquired from Messrs. Sidney, Alan and David Singer (collectively, the "Singers") all of their equity interests in Singer Specs, Inc. ("SSI" and, together with SVI, the "Company"), all pursuant to a certain Agreement and Plan of Reorganization, dated as of February 19, 1997 (the "Plan").

                  Pursuant to the Plan, the Singers: (i) agreed to indemnify the Company under certain circumstances; and (ii) pledged all of their shares of SVI's Common Stock (collectively, the "Shares') to secure such indemnity, 205,347 of which are presently so pledged to SVI.

                  As a result of certain disputes presently existing between the Company and the Singers, the parties, on July 31, 1998, entered into a Settlement Agreement with the Singers pursuant to which such disputes were resolved.

                  The terms of said Agreement provide, in part, for the following:

                  1. The release, to the Singers, of the balance of the Shares previously pledged by them, to SVI, to secure their obligations under the Plan;

                  2. The reduction of SVI's Price Protection Guaranty with respect to the Shares (all as set forth in the Plan), from $8.2094 per Share, to $6.60 per Share;

                  3. The requirement that the Singers pay to the Company the first $300,000 of net proceeds realized by them in connection with their future sales of such Shares above the reduced Price Protection Guaranty;

                  4. The waiver, by the Company, of certain claims against the Singers; and

                  5. That the Singers be restricted from selling such Shares except pursuant to an agreed upon schedule.

Item 7.  Financial Statements and Exhibits.
         ---------------------------------

Exhibit No.                  Document
----------                   --------

10.83 Settlement Agreement, dated July 31, 1998, pursuant to which Sterling Vision, Inc. and Singer/Specs, Inc. settled various disputes existing between these entities and Messrs. Sidney, Alan and David Singer.


                                  SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        STERLING VISION, INC.

                           By:  /S/ Joseph Silver
                             -------------------------------------------------
                           Name:    Joseph Silver
                           Title:   Executive Vice President & General Counsel



Date: August 6, 1998


                                       3